SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                       (Date of earliest event reported)
                                  May 23, 2000


                           PHILLIPS PETROLEUM COMPANY
               (Exact Name of Registrant as Specified in Charter)


        Delaware                   1-720                 73-0400345
     (State or Other       (Commission File No.)        (IRS Employer
     Jurisdiction of                                 Identification No.)
     Incorporation)

         Phillips Building, Bartlesville, Oklahoma          74004
         (Address of Principal Executive Offices)         (Zip Code)

      Registrant's telephone number, including area code: (918) 661-6600



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ITEM 5.     OTHER EVENTS.

            Phillips Petroleum Company, a Delaware corporation ("Phillips"), Chevron Corporation, a Delaware corporation ("Chevron"), and Chevron Phillips Chemical Company LLC, a Delaware limited liability company ("Chevron Phillips Chemicals") entered into a Contribution Agreement, dated as of May 23, 2000 (the "Contribution Agreement"), pursuant to which Phillips and Chevron will combine certain of their chemicals businesses in Chevron Phillips Chemicals. Phillips and Chevron, directly or through direct or indirect wholly owned subsidiaries, will each own 50%, respectively, of the voting and economic interests of Chevron Phillips Chemicals.

            The foregoing summary of the Contribution Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the Contribution Agreement which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.



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ITEM 7.     EXHIBITS.


  EXHIBIT NUMBER                       DESCRIPTION
  --------------                       -----------

        2.1 Contribution Agreement, dated as of May 23, 2000, by and among Phillips Petroleum Company, Chevron
                    Corporation and Chevron Phillips Chemical Company LLC.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  June 1, 2000

                                PHILLIPS PETROLEUM COMPANY


                                By: /s/ Rand C. Berney
                                    -------------------------------------
                                    Name:  Rand C. Berney
                                    Title: Vice President and Controller



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                                  EXHIBIT INDEX


  EXHIBIT NUMBER                       DESCRIPTION
  --------------                       -----------


        2.1 Contribution Agreement, dated as of May 23, 2000, by and among Phillips Petroleum Company, Chevron
                    Corporation and Chevron Phillips Chemical Company LLC.